Exhibit 10.12

DOCUMENT NO. 20

Attach as Annex A – Copy of Document 4.

Attach as Annex B – Copy of Document 21 unsigned.

Attach as Annex C – Copy of Document 24 unsigned.

Sign and date.

THIS AGREEMENT is made the                         day of October 2003

B E T W E E N:

(1)                                  ARGENT CAPITAL, LLC (a limited liability company incorporated on 29 February 2000 under the laws of Nevis, Leeward Islands, with registered no.L2400) of PO Box 590, Charlestwon, Nevis, Leeward Islands (hereinafter ‘Argent’);

and

(2)                                  OCEAN RESOURCES, INC. (a corporation incorporated on 14 April 1999 under the laws of the State of Delaware, USA with registered no. 3030709) of 2705 Canton street, Dallas, Texas, U.S.A. 75226 (hereinafter ‘Ocean’).

WHEREAS:

(A)                              Argent is the beneficial and registered owner of the entire membership interest in Marine Group International, Inc. (a corporation incorporated on 15 October 2003 under the laws of Panama, under registered no.8064) (hereinafter ‘the Interest’);

(B)                                Argent has agreed to sell the Interest to Ocean on the terms hereinafter set out; and

(C)                                Argent is the beneficial and registered owner of a Loan Note for USD 350,000 issued by Ocean, a copy of which is attached hereto as Annex A (‘the 350 OCRI Note’).

NOW IT IS AGREED as follows:

1.                                       Argent shall sell to Ocean and Ocean (relying on the warranties in Clause 2) shall purchase from Argent the Interest.

2.                                       Argent warrants and covenants with Ocean that:

(a)                                  Argent has the right to dispose of the Interest on the terms set out in this Agreement;

(b)                                 Argent shall (subject to Ocean paying the consideration set out in Clause 4) do everything necessary to give Ocean full and unrestricted legal and beneficial title to the Interest; and

(c)                                  the Interest shall be sold and transferred free from all charges, liens, options and other encumbrances.

3.                                       Title to, beneficial ownership of, and any risk attaching to, the Interest shall pass on completion, and the Interest shall be sold and purchased together with all rights and benefits attached or accruing to it at completion.

4.                                       The consideration for the sale of the Interest shall be the sum of USD 600,000 which shall be satisfied by the issue by OCRI to Argent of a Loan Note in the form of the draft attached hereto as Annex B, (‘the 600 OCRI Note’).

5.                                       Completion shall take place at                                        on                                                                               2003, when:

(a)                                  Argent shall deliver to OCRI the title documents relating to the Interest together with the signed necessary document of transfer and shall procure that OCRI is registered as owner of the Interest on the records of Marine Group International, Inc.; and

(b)                                 OCRI shall issue and deliver to Argent the 600 OCRI Note.

6.                                       As soon as practicable thereafter Argent shall deliver to OCRI the 350 OCRI Note and the 600 OCRI Note for consolidation, and provision of security, and OCRI shall in exchange issue and deliver to Argent a Loan Note for USD 950,000 in the form of the draft attached hereto as Annex C.

7.                                       This Agreement constitutes the entire agreement between the parties in relation to the sale and purchase of the Interest and supersedes any previous agreement between the parties in relation to such matter.

8.                                       This Agreement and any dispute or claim arising out of or in connection with it shall be governed by and construed in accordance with the laws of the State of Texas, U.S.A.

9.                                       All disputes and claims arising out of or relating to this Agreement shall be subject to the non-exclusive jurisdiction of the Texas courts, to which the parties irrevocably submit.

IN WITNESS whereof the parties hereto have executed this Agreement on the date first above written

EXECUTED by ARGENT	)	/s/ Cordelia Browne
CAPITAL, LLC	)

EXECUTED by OCEAN	)	/s/ Dennis McLaughlin
RESOURCES, INC.	)